UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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TUSCAN HOLDINGS CORP. II
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TUSCAN HOLDINGS CORP. II
135 E. 57th Street, 17th Floor
New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 21, 2022

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Tuscan Holdings Corp. II (the “Company,” “Tuscan,” “we,” “us” or “our”) to be held at 10:00 a.m. EDT on June 21, 2022 virtually, at https://www.cstproxy.com/tuscanholdingscorpii/ext2022, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 30, 2022 to December 31, 2022 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/tuscanholdingscorpii/ext2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company only had until April 16, 2021 to complete a business combination. On April 14, 2021, the Company held a stockholder meeting to extend the date by which the Company had to consummate a business combination from April 16, 2021 to September 30, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,558,740 shares of common stock for an aggregate cash payment of approximately $25.8 million. On September 28, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from September 30, 2021 to December 31, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,284,305 shares of common stock for an aggregate cash payment of approximately $23.1 million. On December 21, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from December 31, 2021 to March 31, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 3,099,310 shares of common stock for an aggregate cash payment of approximately $31.6 million. On March 29, 2022, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from March 31, 2022 to June 30, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 6,650,144 shares of common stock for an aggregate cash payment of approximately $67.9 million.

On May 17, 2022, the Company entered into a business combination agreement with Surf Air Global Limited, a British Virgin Islands business company formed under the laws of the British Virgin Islands (“Surf Air”), Surf Air Mobility Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Parentco”), THCA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parentco (“Merger Sub I”), and SAGL Merger Sub Limited, a British Virgin Islands business company formed under the laws of the British Virgin Islands and wholly-owned subsidiary of Parentco (“Merger Sub II”). Pursuant to the agreement, upon the closing of the transactions contemplated by the agreement, Merger Sub I will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Parentco, and, simultaneously with the First Merger, Merger Sub II will merge with and into Surf Air (the “Second Merger”), with Surf Air surviving the Second Merger as a wholly-owned subsidiary of Parentco. There will not be sufficient time before June 30, 2022 to allow the Company to consummate the business combination with Surf Air. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

Tuscan Holdings Acquisition II LLC, our sponsor and an affiliate of Stephen A. Vogel, the Company’s Chief Executive Officer (“sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will lend to the Company $0.10 per share for first three months of the Extension and then $0.033 per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not converted in connection with the stockholder vote to approve the Extension (such loans being referred to herein as the “Contributions”). The Contribution for the first three months of the Extension will be deposited in the trust account established in connection with the Company’s initial public offering on or prior to June 30, 2022. The Contribution for any additional month will be deposited into the trust account on or prior to the 30th day of the prior month. The sponsor will not make any Contributions unless the Extension Amendment is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

The Company’s board of directors has fixed the close of business on May 24, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 7,395,001 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.33. The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately the same amount that such stockholder would receive if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

June 3, 2022	By Order of the Board of Directors

/s/ Stephen A. Vogel
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 21, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tuscanholdingscorpii/ext2022.

TUSCAN HOLDINGS CORP. II
135 E. 57th Street, 17th Floor
New York, New York 10022

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP. II:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2022

PRELIMINARY PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Tuscan Holdings Corp. II (the “Company,” “Tuscan,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 10:00 a.m. EDT on June 21, 2022 virtually, at https://www.cstproxy.com/tuscanholdingscorpii/ext2022, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 30, 2022 to December 31, 2022 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/tuscanholdingscorpii/ext2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company only had until April 16, 2021 to complete an initial business combination. On April 14, 2021, the Company held a stockholder meeting to extend the date by which the Company had to consummate a business combination from April 16, 2021 to September 30, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,558,740 shares of common stock for an aggregate cash payment of approximately $25.8 million. On September 28, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from September 30, 2021 to December 31, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,284,305 shares of common stock for an aggregate cash payment of approximately $23.1 million. On December 21, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from December 31, 2021 to March 31, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 3,099,310 shares of common stock for an aggregate cash payment of approximately $31.6 million. On March 29, 2022, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from March 31, 2022 to June 30, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 6,650,144 shares of common stock for an aggregate cash payment of approximately $67.9 million.

On May 17, 2022, the Company entered into a business combination agreement with Surf Air Global Limited, a British Virgin Islands business company formed under the laws of the British Virgin Islands (“Surf Air”), Surf Air Mobility Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Parentco”), THCA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parentco (“Merger Sub I”), and SAGL Merger Sub Limited, a British Virgin Islands business company formed under the laws of the British Virgin Islands and wholly- owned subsidiary of Parentco (“Merger Sub II”). Pursuant to the agreement, upon the closing of the transactions contemplated by the agreement, Merger Sub I will merge with and into the Company

(the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Parentco, and, simultaneously with the First Merger, Merger Sub II will merge with and into Surf Air (the “Second Merger”), with Surf Air surviving the Second Merger as a wholly-owned subsidiary of Parentco. There will not be sufficient time before June 30, 2022 to allow the Company to consummate the business combination with Surf Air. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on May 24, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of common stock issued in Company’s initial public offering (the “IPO”, such shares the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Tuscan Holdings Acquisition II LLC, our sponsor and an affiliate of Stephen A. Vogel, the Company’s Chief Executive Officer (“sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will lend to the Company $0.10 per share for first three months of the Extension and then $0.033 per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not converted in connection with the stockholder vote to approve the Extension (such loans being referred to herein as the “Contributions”). The Contribution for the first three months of the Extension will be deposited in the trust account established in connection with the Company’s initial public offering on or prior to June 30, 2022. The Contribution for any additional month will be deposited into the trust account on or prior to the 30th day of the prior month. The sponsor will not make any Contributions unless the Extension Amendment is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, plus the Contributions, shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $27.45 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our sponsor has waived its rights to participate in any liquidation distribution with respect to the 4,312,500 shares of common stock issued prior to our IPO (“sponsor shares”) and the 198,438 shares of common stock underlying the units purchased in a private placement simultaneously with the IPO (such shares, the “private placement shares”). Additionally, the holders of an aggregate of 187,500 shares of common stock (the “representative shares”) and 39,062 private placement shares issued to EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and its designees have waived their rights to participate in any liquidation distribution with respect to such shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.33, calculated as of the record date (which is expected to be the same approximate amount two business days before the special meeting) after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.33, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is May 24, 2022. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,395,001 shares of common stock outstanding, including 2,657,501 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated June 3, 2022, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on March 5, 2019. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In July 2019, the Company consummated its IPO from which it derived gross proceeds of $172,500,000 (including $22,500,000 from the exercise in full of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, April 16, 2021). On April 14, 2021, the Company held a stockholder meeting to extend the date by which the Company had to consummate a business combination from April 16, 2021 to September 30, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,558,740 shares of common stock for an aggregate cash payment of approximately $25.8 million. On September 28, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from September 30, 2021 to December 31, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,284,305 shares of common stock for an aggregate cash payment of approximately $23.1 million. On December 21, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from December 31, 2021 to March 31, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 3,099,310 shares of common stock for an aggregate cash payment of approximately $31.6 million. On March 29, 2022, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from March 31, 2022 to June 30, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 6,650,144 shares of common stock for an aggregate cash payment of approximately $67.9 million. As of the record date, there was approximately $27.45 million in the trust account.

On May 17, 2022, the Company entered into a business combination agreement with Surf Air, Parentco, Merger Sub I and Merger Sub II. Pursuant to the agreement, upon the closing of the transactions contemplated by the agreement, Merger Sub I will complete the First Merger, with the Company surviving the First Merger as a wholly-owned subsidiary of Parentco, and, simultaneously with the First Merger, Merger Sub II will complete the Second Merger, with Surf Air surviving the Second Merger as a wholly-owned subsidiary of Parentco. The Company will be unable to complete the initial business combination by June 30, 2022. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?	A. You are being asked to vote on two proposals:

•   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contributions, for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $27.45 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares, private placement shares, and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before June 30, 2022.

On May 18, 2022, the Company entered into a business combination agreement with Surf Air, Parentco, Merger Sub I and Merger Sub II. Pursuant to the agreement, upon the closing of the transactions contemplated by the agreement, Merger Sub I will complete the First Merger, with the Company surviving the First Merger as a wholly-owned subsidiary of Parentco, and, simultaneously with the First Merger, Merger Sub II will complete the Second Merger, with Surf Air surviving the Second Merger as a wholly-owned subsidiary of Parentco. The Company will not be able to consummate the business combination with Surf Air by June 30, 2022. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete an initial business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the proposed business combination with Surf Air or any other target business at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and you will retain the right to convert your public shares into a pro rata portion of the trust account at such time if the business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal and Adjournment Proposal if presented.

The holders of the sponsor shares, private placement shares, and representative shares are not entitled to convert such shares in connection with the Extension. On the record date, the 4,737,500 sponsor shares, private placement shares, and representative shares represented approximately 64.1% of the Company’s issued and outstanding common stock. Accordingly, the holders of the sponsor shares, private placement shares, and representative shares can approve the Extension Amendment Proposal and Adjournment Proposal even if every holder of public shares votes against such proposals.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement so long as they comply with all applicable securities laws. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to convert their shares. Any public shares so purchased, if held by our directors, officers, or their affiliates on the record date, will not be voted at the meeting.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of the holders of at least a majority of the shares of common stock outstanding on the record date.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their conversion rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.

Q. Is the Company subject to the Investment Company Act of 1940?

A. As indicated above, the Company completed its initial public offering in July 2019 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 35 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business (such as Surf Air), including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares, private placement shares, and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, our sponsor has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsor and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?

A. Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of the holders of at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.     Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy. On the record date, the 4,737,500 sponsor shares, private placement shares and representative shares represented approximately 64.1% of the Company’s issued and outstanding common stock. Accordingly, the holders of the sponsor shares, private placement shares, and representative shares will be able to establish a quorum even if no other shares are represented at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on May 24, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 7,395,001 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/tuscanholdingscorpii/ext2022, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company on or before 5:00 p.m. Eastern Time on June 17, 2022.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares, private placement shares, and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my shares of common stock of the Company?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than June 16, 2022 (two business days prior to the vote for the Extension Amendment Proposal) or deliver your shares to the transfer agent electronically no later than such date using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Tuscan Holdings Corp. II 135 E. 57th Street, 17th Floor New York, New York 10022 Attn: Stephen A. Vogel Telephone: (646) 948-7100
or
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on March 5, 2019. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

In connection with our incorporation, on March 5, 2019, we issued our sponsor an aggregate of 3,593,750 sponsor shares for an aggregate purchase price of $25,000, or approximately $0.007 per share. On July 11, 2019, we effectuated a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, resulting in the sponsor holding an aggregate of 4,312,500 sponsor shares.

In March 2019, we also issued to designees of EarlyBirdCapital, Inc., the representative of the underwriters in our IPO, an aggregate of 187,500 representative shares.

In July 2019, the Company consummated its IPO of 17,250,000 units, which included the full exercise by the underwriters of their over-allotment option in the amount, with each unit consisting of one share of common stock and one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $172,500,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of 215,000 private units at a price of $10.00 per private unit and 2,150,000 private warrants at a price of $1.00 per private warrant, generating total proceeds of $4,300,000. The private units and private warrants are identical to the units and warrants sold in the IPO, except that the private warrants and the warrants underlying the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

The net proceeds of the IPO plus the proceeds of the sale of the private placement were deposited in the trust account. On April 14, 2021, the Company held a stockholder meeting to extend the date by which the Company had to consummate a business combination from April 16, 2021 to September 30, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,558,740 shares of common stock for an aggregate cash payment of approximately $25.8 million. On September 28, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from September 30, 2021 to December 31, 2021. At the meeting, stockholders approved such extension and in connection therewith redeemed 2,284,305 shares of common stock for an aggregate cash payment of approximately $23.1 million. On December 21, 2021, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from December 31, 2021 to March 31, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 3,099,310 shares of common stock for an aggregate cash payment of approximately $31.6 million. On March 29, 2022, the Company held another stockholder meeting to extend the date by which the Company had to consummate a business combination from March 31, 2022 to June 30, 2022. At the meeting, stockholders approved such extension and in connection therewith redeemed 6,650,144 shares of common stock for an aggregate cash payment of approximately $67.9 million. As of the record date, the Company had approximately $27.45 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 135 E. 57th Street, 17th Floor, New York, NY 10022, and its telephone number is (646) 948-7100.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.33. The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately the same amount that such stockholder would receive if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Our sponsor has agreed that if the Extension Amendment is approved, it or its affiliates will lend to the Company $0.10 per share for first three months of the Extension and then $0.033 per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not converted in connection with the stockholder vote to approve the Extension. The Contribution for the first three months of the Extension will be deposited in the trust account established in connection with the Company’s initial public offering on or prior to June 30, 2022. The Contribution for any additional month will be deposited into the trust account on or prior to the 30th day of the prior month. The sponsor will not make any Contributions unless the Extension Amendment is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until June 30, 2022 to complete a business combination. On May 17, 2022, the Company entered into a business combination agreement with Surf Air, Parentco, Merger Sub I and Merger Sub II. Pursuant to the agreement, upon the closing of the transactions contemplated by the agreement, Merger Sub I will complete the First Merger, with the Company surviving the First Merger as a wholly-owned subsidiary of Parentco, and, simultaneously with the First Merger, Merger Sub II will complete the Second Merger, with Surf Air surviving the Second Merger as a wholly-owned subsidiary of Parentco.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. There will not be sufficient time before June 30, 2022 to allow the Company to consummate a business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond June 30, 2022 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection with the amendment.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by June 30, 2022 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less any interest previously used for working capital purposes and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is not approved, our sponsor will not make any Contributions.

The holders of the sponsor shares, private placement shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on the business combination with Surf Air or any other target business at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and you will retain the right to convert your public shares into a pro rata portion of the trust account in the event the business combination is approved and completed or if the Company has not consummated the business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $27.45 million that was in the trust account as of the record date.

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his, her or its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN:    MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN JUNE 16, 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL) OR DELIVER YOUR SHARES TO THE TRANSFER AGENT

ELECTRONICALLY NO LATER THAN SUCH DATE USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a converting holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after June 16, 2022.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the converting holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Shares that have not been tendered in accordance with these procedures by June 16, 2022 (two business days prior to the vote for the Extension Amendment Proposal) will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the June 30, 2022 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.33 per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately the same amount that such stockholder would receive if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your shares to the Company’s transfer agent by June 16, 2022 (two business days prior to the vote for the Extension Amendment Proposal). If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 10:00 a.m., EDT on June 21, 2022, virtually at https://www.cstproxy.com/tuscanholdingscorpii/ext2022.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on May 24, 2022, the record date for the special meeting. At the close of business on the record date, there were 7,395,001 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of the holders of at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The sponsor and all of the Company’s directors, executive officers and their affiliates, and the designees of EarlyBirdCapital, Inc., the representative of the underwriters of the Company’s IPO, are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 4,737,500 sponsor shares, private placement shares, and representative shares represented approximately 64.1% of the Company’s issued and outstanding common stock. Accordingly, the holders of the sponsor shares, private placement shares and representative shares can approve the Extension Amendment Proposal and Adjournment Proposal even if every holder of public shares votes against such proposals.

In addition, the sponsor and Company’s directors, executive officers, EarlyBirdCapital, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates, if held by affiliates on the record date, will not be voted at the special meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 30, 2022, the 4,312,500 sponsor shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsor has waived liquidation rights with respect to such shares), as will the 215,000 private units and 2,150,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $4,300,000. Such shares of common stock, units and warrants had an aggregate market value of approximately $47.55 million based on the last sale price of $10.33, $10.56 and $0.34 of the common stock, units and warrants, respectively, on Nasdaq on the record date;

•        In connection with the IPO, the sponsor has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses;

•        If the Company requires additional funds to operate until consummation of a business combination, the Company’s officers and directors and their affiliates may loan such funds to the Company (in addition to the loans that have been made previously to extend the time to consummate a business combination). If the Extension Amendment Proposal is not approved and a business combination is not consummated, any such loans will not be repaid; and

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates the business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in July 2019 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 35 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business (such as Surf Air), including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 7,395,001 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
Stephen A. Vogel	4,510,938	(2)	61.0%
Richard O. Rieger	0	(3)	0%
Michael Auerbach	0	(3)	0%
Sila Calderón	0	(3)	0%
All directors and executive officers as a group (four individuals)	4,510,938		61.0%

Tuscan Holdings Acquisition II LLC	4,510,938	(2)	61.0%
Highbridge Capital Management, LLC	716,033	(4)	9.7%
Magnetar Financial LLC	978,851	(5)	13.2%
Castle Creek Arbitrage, LLC	1,087,963	(6)	14.7%
Harraden Circle Investors, LP	499,136	(7)	6.7%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 135 E. 57 St., 17 Floor, New York, NY 10022.

(2)      Represents securities held by Tuscan Holdings Acquisition II LLC, of which Mr. Vogel is sole managing member.

(3)      Does not include any securities held by Tuscan Holdings Acquisition II LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Highbridge Capital Management, LLC is the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P., and may be deemed to be the beneficial owner of the shares of common stock held by such entities. The address of Highbridge Capital Management, LLC is 227 Park Avenue, 23 Floor, New York, NY 10172. Information derived from a Schedule 13G/A filed on January 27, 2022.

(5)      Represents (A) 110,610 shares held for the account of Magnetar Constellation Fund II, Ltd; (B) 358,260 shares held for the account of Magnetar Constellation Master Fund, Ltd; (C) 134,103 shares held for the account of Magnetar Xing He Master Fund Ltd; (D) 56,773 shares held for the account of Purpose Alternative Credit Fund Ltd; (E) 86,139 Shares held of the account of Magnetar SC Fund Ltd; (F) 116,483 shares held of the account of Magnetar Structured Credit Fund, LP; and (G) 97,885 shares held of the account of Magnetar Lake Credit Fund LLC. Magnetar Financial LLC serves as the investment adviser to the funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Alec N. Litowitz. Information derived from a Schedule 13G filed on January 14, 2021.

(6)      Represents 915,522 shares held by CC ARB West, LLC and 172,441 shares held by CC Arbitrage, Ltd. Castle Creek Arbitrage, LLC serves as a registered investment advisor to such entities and Mr. Allan Weine is the managing member of Castle Creek and as a result may be deemed to beneficially own the shares held by such entities. Information derived from a Schedule 13G filed on February 11, 2022.

(7)      Represents shares directly beneficially owned by Harraden Circle Investors, LP (“Harraden Fund”). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Adviser”) serves as investment manager to Harraden Fund. Frederick V. Fortmiller, Jr. is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the shares directly beneficially owned by Harraden Fund. Information derived from a Schedule 13G filed on April 25, 2022.

The 4,312,500 sponsor shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of the shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, and (ii) with respect to the other 50% of the shares, one year after the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales to certain permitted transferees.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will likely hold a special meeting of stockholders for the purpose of approving any proposed business combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 135 E. 57th Street, 17th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Tuscan Holdings Corp. II
135 E. 57th St, 17th Floor
New York, NY 10022
Tel: (646) 948-7100

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than June 14, 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TUSCAN HOLDINGS CORP. II

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of TUSCAN HOLDINGS CORP. II (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Tuscan Holdings Corp. II

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 5, 2019, an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 11, 2019, an Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 15, 2021, a second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 29, 2021, a third Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 27, 2021 and a fourth Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 1, 2022.

3.      This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least a majority of the shares of common stock outstanding on the record date at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section F of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

F. In the event that the Corporation does not consummate a Business Combination on or before December 31, 2022 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this __ day of June 2022.

Stephen A. Vogel
Chief Executive Officer

Annex A-1

PRELIMINARY PROXY

TUSCAN HOLDINGS CORP. II
135 E. 57th Street, 17th Floor
New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

JUNE 21, 2022

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

TUSCAN HOLDINGS CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 21, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 3, 2022, in connection with the special meeting to be held at 10:00 a.m. EDT on June 21, 2022 virtually, at https://www.cstproxy.com/tuscanholdingscorpii/ext2022, and hereby appoints Stephen A. Vogel and Richard O. Rieger, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of Tuscan Holdings Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 21, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tuscanholdingscorpii/ext2022.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to December 31, 2022.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.